Exhibit 10.1
[Execution Copy]
REGISTRATION RIGHTS AGREEMENT
This Registration Rights Agreement (this “Agreement”) is made as of May 12, 2011, by and among Ventas, Inc., a Delaware corporation (the “Company”), and Prometheus Senior Quarters LLC, a Delaware limited liability company (“Prometheus”), Lazard Senior Housing Partners LP, a Delaware limited partnership (“Senior Housing LP”), and LSHP Coinvestment Partnership I LP, a Delaware limited partnership (“Coinvestment LP” and together with Prometheus and Senior Housing LP, the “Principal Stockholders”).
WITNESSETH:
WHEREAS, the Company and the Principal Stockholders are parties to the Merger Agreement (as hereinafter defined); and
WHEREAS, the Company shall issue shares of its Common Stock to the Principal Stockholders in satisfaction of a portion of the consideration owing pursuant to the Merger Agreement (such shares, the “Shares”) and has agreed to grant the Principal Stockholders registration rights with respect to the Shares.
NOW, THEREFORE, in consideration of the mutual covenants herein contained and other valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1. Definitions. Capitalized terms used herein without definition shall have the respective meanings set forth in the Merger Agreement. As used in this Agreement, the following capitalized terms shall have the following meanings:
“Act” means the Securities Act of 1933, as amended, and the rules and regulations of the SEC promulgated thereunder.
“Affiliate” has the meaning set forth in Rule 12b-2 of the General Rules and Regulations under the Exchange Act.
“Anti-Dilution Adjustments” means an adjustment to a number of shares of Common Stock in the event the Company declares or pays, or experiences, a stock dividend (payable in shares of Common Stock, or securities convertible into or exchangeable for shares of Common Stock), stock split, recapitalization, reclassification, recombination, or like transaction, in accordance with customary anti-dilution principles, as determined in the good-faith judgment of the Board of Directors of the Company.
“Closing Date” has the meaning set forth in the Merger Agreement.

“Coinvestment LP” has the meaning set forth in the preamble.
“Common Stock” means the common stock, par value of $0.25, of the Company, as it exists on the date of this Agreement and any other shares of capital stock or other securities of the Company into which such Common Stock may be reclassified or changed.
“Company Notice” has the meaning set forth in Section 2(b).
“Demand Notice” has the meaning set forth in Section 2(b).
“Demand Period” means the period commencing on the 30th calendar day following the Closing Date and ending on the date no Registrable Securities remain outstanding.
“Demand Registration” has the meaning set forth in Section 2(b) hereof.
“Demand Registration Statement” means a Registration Statement filed or to be filed pursuant to a written Demand Notice pursuant to Section 2.
“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC promulgated thereunder.
“Filing Date” has the meaning set forth in Section 2(a)(i) hereof.
“FINRA” shall mean the Financial Industry Regulatory Authority.
“Losses” has the meaning set forth in Section 5(d) hereof.
“Management Holdco” means Atria Senior Living, Inc.
“Merger Agreement” means the Merger Agreement, dated as of October 21, 2010, by and among Ventas SL I, LLC, Ventas SL II, LLC, Ventas SL III, LLC, Atria Holdings LLC, Senior Housing LP, Coinvestment LP, Atria Senior Living Group, Inc., One Lantern Senior Living Inc, LSHP Coinvestment I Inc. and the Company, as amended.
“Person” means any natural person, partnership, limited liability company, corporation or other entity.
“Pre-Approved List” has the meaning set forth in Section 2(c) hereof.
“Principal Stockholders” has the meaning set forth in the preamble.
“Prometheus” has the meaning set forth in the preamble.
“Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, and all amendments and supplements to such prospectus, including all documents incorporated or deemed to be incorporated by reference in such prospectus.

“Register,” “Registered” and “Registration” mean a registration effected by preparing and (i) filing a Registration Statement in compliance with the Act (and any post-effective amendments filed or required to be filed) and the declaration or ordering of effectiveness of such Registration Statement, or (ii) filing a Prospectus in respect of an appropriate effective Registration Statement.
“Registrable Securities” means all of the Shares (as equitably adjusted for any stock dividend, stock split, recapitalization, reclassification, recombination or the like which occurs from and after the date hereof) acquired pursuant to the Merger Agreement, but excluding (a) Shares, if any, that have been transferred pursuant to the Shelf Registration Statement or another Registration Statement covering such Registrable Security which has been filed with the SEC pursuant to the Act, in either case after such Registration Statement has become effective and while such Registration Statement is effective under the Act, (b) Shares held by Stockholders who are not Affiliates of the Company that are eligible for sale pursuant to Rule 144(b)(1)(i) under the Act, (c) Shares held by a Stockholder who is an Affiliate of the Company if all Shares of such Stockholder are eligible for sale pursuant to Rule 144 under the Act and could be sold in one transaction in accordance with the volume limitations contained in Rule 144(e)(1)(i) under the Act, and (d) Shares which have been transferred without a transfer of the transferring Stockholders’ rights under this Agreement pursuant to Section 6(c) hereof.
“Registration Statement” means a registration statement, including the Shelf Registration Statement and any Demand Registration Statement, filed under the Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto, all required information deemed to be a part thereof at the time of effectiveness pursuant to Rule 430B under the Act, and all documents incorporated or deemed to be incorporated by reference therein.
“SEC” means the United States Securities and Exchange Commission.
“Senior Housing LP” has the meaning set forth in the preamble.
“Shares” has the meaning set forth in the recitals.
“Shelf Registration” means a Registration effected pursuant to Section 2(a) hereof.
“Shelf Registration Period” has the meaning set forth in Section 2(a)(ii) hereof.
“Shelf Registration Statement” means a Registration Statement filed pursuant to the provisions of Section 2(a) hereof on Form S-3 or on another appropriate form for an offering to be made on a delayed or continuous basis pursuant to Rule 415 under the Act, or any similar rule that may be adopted by the SEC.
“Stockholder” means each of the Principal Stockholders, and each permitted transferee of Registrable Securities.

“Stockholder Representative” means an entity that the Principal Stockholders, acting together, have designated to act as their representative under this Agreement from time to time.
“Suspension Period” has the meaning set forth in Section 2(e)(ii) hereof.
“Underwritten Offering” has the meaning set forth in Section 2(c) hereof.
All references in this Agreement to financial statements and schedules and other information which is “contained,” “included,” or “stated” in a Registration Statement, any preliminary Prospectus or Prospectus (and all other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated or deemed to be incorporated by reference in such Registration Statement, preliminary Prospectus or Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to a Registration Statement, any preliminary Prospectus or Prospectus shall be deemed to mean and include any document filed with the SEC under the Exchange Act, after the date of such Registration Statement, preliminary Prospectus or Prospectus, as the case may be, which is incorporated or deemed to be incorporated by reference therein.
2. Registration Rights.
(a) Shelf Registration.
(i) The Company shall prepare and file with the SEC within seven (7) calendar days following the Closing Date (provided that the Company’s obligations to file the Shelf Registration Statement shall be suspended only for so long as the Principal Stockholders and the Principal Stockholders’ accountants have not timely provided such information, if any, required by applicable law to be provided by them for inclusion or incorporation by reference in the Shelf Registration Statement) (the date of such filing, the “Filing Date”) a Shelf Registration Statement with respect to resales of all Registrable Securities by the Stockholders in accordance with the methods of distribution specified by the Stockholders and thereafter, unless such Shelf Registration Statement is automatically effective upon filing, shall use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective under the Act as promptly as reasonably practicable following the Filing Date.
(ii) The Company shall use its commercially reasonable efforts to keep the Shelf Registration Statement continuously effective under the Act in order to permit the Prospectus forming a part thereof to be lawfully delivered, subject to Section 2(e), by the Stockholders as the holders of Registrable Securities for so long as there are any Registrable Securities outstanding (the “Shelf Registration Period”). During the Shelf Registration Period, the Company will, (x) subject to Section 2(e), prepare and file with the SEC such amendments and post-effective amendments to the Shelf Registration Statement as may be required by the Act or the Exchange Act to keep the Shelf Registration Statement continuously effective for the Shelf Registration Period, (y) subject to Section 2(e), cause the related Prospectus to be supplemented by any required supplement, and as so supplemented to be filed pursuant to Rule 424 under the Act (or any similar provisions then in force under the Act), and (z) cause the Shelf Registration Statement and the Prospectus forming a part thereof to comply in all material respects with the applicable requirements of the Act.

(b) Demand Registration. If at any time during the Demand Period the Company shall receive a written demand from the Stockholder Representative, if any, or from any Principal Stockholder (if no Stockholder Representative has been designated) (such demand, a “Demand Notice”) that the Company file a registration statement under the Act with regard to Registrable Securities, then the Company shall, so long as there is no effective Shelf Registration Statement with respect to such Registrable Securities, (i) within ten (10) days of the receipt thereof, give written notice of such request (a “Company Notice”) to all Stockholders, and (ii) file (as expeditiously as practicable, and in any event within thirty (30) days of the receipt of such request) a Registration Statement with respect to those Registrable Securities and, unless such Registration Statement is automatically effective upon filing, use commercially reasonable efforts to have the Registration Statement declared effective within thirty (30) days of the mailing of the Company Notice with respect to, subject to the limitations of Section 2(c) below, all Registrable Securities that Stockholders have requested to be registered (each, a “Demand Registration”). In the event any Principal Stockholder requests inclusion in a Registration pursuant to this Section 2(b) in connection with a distribution of Registrable Securities to its direct or indirect members, partners or other equity holders, the Registration shall provide for the resale by such members, partners or equity holders if requested by such Stockholder.
(c) Underwritten and Shelf Offerings. If any Stockholder intends to distribute its Registrable Securities covered by a request of the Stockholder Representative, if any, or any Principal Stockholder (if no Stockholder Representative shall have been designated) by means of an underwritten offering (each, an “Underwritten Offering”), the Stockholder Representative, if any, or the Principal Stockholders (if no Stockholder Representative has been designated) shall so advise the Company as a part of a notice to effect an offering pursuant to a Shelf Registration Statement (a “Shelf Offering”) or Demand Registration Statement and the Company shall include such information in a written notice to all Stockholders within ten (10) days of the receipt thereof. If other Stockholders, to the extent they have any registration rights under Section 2, request inclusion of their Registrable Securities in the underwriting, or the Company notifies the initiating Stockholder of a request by the Company to include any shares of Common Stock in the underwriting (which the Company may not do with respect to (i) the initial Underwritten Offering to be completed by the Stockholders, (ii) any Underwritten Offerings to be conducted pursuant to block trades with a broker-dealer, or (iii) any at-the-market offering), the initiating Stockholder shall offer to include such securities of such other Stockholders and of the Company in the underwriting but may condition such offer on their acceptance of the further applicable provisions of this Section 2. The lead managing underwriter(s) for any Underwritten Offering pursuant to this Section 2(c) shall be selected by a majority in interest of the Stockholders participating in the Offering, provided that (i) for any fully marketed Underwritten Offering, such Stockholders must select at least one joint lead bookrunner from among a list of three (3) underwriters identified in writing by the Company (the “Pre-Approved List”) and (ii) for any Underwritten Offerings to be conducted pursuant to block trades with a broker-dealer, one broker-dealer from the Pre-Approved List shall be allowed to participate as a bidder on the block trade. The Company shall provide the Pre-Approved List to the Principal Stockholders promptly (and in no event later than two (2) Business Days) following the receipt of a notice from a Principal Stockholder pursuant to the first sentence of this Section 2(c). If requested by the Principal Stockholders, any remaining underwriters shall be selected by a majority in interest of the Stockholders participating in the Underwritten Offering. All Stockholders proposing to distribute their securities through such underwriting shall (together with the Company and any holders of Common Stock proposing to distribute their shares of Common Stock through such underwriting) enter into an underwriting agreement in customary form with the underwriters so selected for such underwriting; provided, however, that no Stockholder shall be required to make any representations, warranties or indemnities except as they relate to such Stockholder’s ownership of shares, authority to enter into the underwriting agreement and to such Stockholder’s intended method of distribution, or information furnished by such Stockholder expressly for use in the Registration Statement or Prospectus, and the liability of such Stockholder shall be limited to an amount equal to the net proceeds from the offering received by such Stockholder; and provided, further, that the terms of any lockup provisions included in such underwriting agreement shall be subject to the following limitations, unless otherwise agreed to between the Company and the co-lead managing underwriter(s): (i) the term of any restrictions on sales or distributions shall be no greater than five (5) days prior to, and sixty (60) days after, the date of the final Prospectus filed in connection with such Underwritten Offering, or in each case such lesser period as may be agreed between the parties and the co-lead managing underwriters; (ii) any restrictions on the Company’s ability to file registration statements with the SEC shall not apply to the filing and effectiveness of any amendments to the Company’s existing resale registration statements or the addition of any subsidiary guarantor registrants thereto, as applicable, any shelf registration statements relating to existing employee or director compensation-related plans or distribution reinvestment plans, or a new universal shelf registration statement, provided that the securities registered under such new universal shelf registration statement shall remain subject to the lockup provisions; (iii) any restrictions on the Company’s ability to sell or distribute securities shall not apply to (A) the grant by the Company in the ordinary course of business of any securities in connection with employee or director compensation or pursuant to the Company’s Employee and Director Stock Purchase Plan, Distribution Reinvestment and Stock Purchase Plan, or any similar or successor plan, or (B) the issuance of Common Stock upon exercise or conversion of securities outstanding on the date of the applicable underwriting agreement; (iv) any restrictions on the ability of Affiliates of the Company to enter into transactions relating to the Company’s securities shall not apply to (A) transfers by gift, will or intestacy so long as the transferee delivers a similar lock-up, (B) transfers or sales pursuant to contracts, instructions or plans to transfer Common Stock pursuant to Rule 10b5-1 existing on the date of the applicable underwriting agreement, or the amendment or replacement of any such contract, instruction or plan so long as the number of shares of Common Stock subject thereto is not increased, and the exercise of options in connection therewith, and (C) the withholding of securities to pay taxes upon the vesting of certain equity awards granted by the Company; and (v) none of the Company or the Company’s Affiliates shall be subject to any lockup provisions in connection with any offering of fewer than 4,252,200 Registrable Securities, subject to Anti-Dilution Adjustments. Notwithstanding any other provision of this Section 2(c), if the joint lead bookrunner(s) advise the initiating Stockholder that in their view, acting reasonably, marketing factors require a limitation of the number of shares to be underwritten at the contemplated pricing, then such Stockholder shall so advise the Company and the Company shall so advise all Stockholders of Registrable Securities which would otherwise be underwritten pursuant hereto, and the number of shares of Common Stock that may be included in the underwriting shall be allocated as follows: (i) first, among Stockholders that have elected to participate in such underwritten offering, in proportion (as nearly as practicable) to the aggregate amount of Registrable Securities held by such Stockholders, until such Stockholders have included in the underwriting all shares requested by such holders to be included, (ii) second, to the Company, until the Company has included in the underwriting all shares requested by it to be included, and (iii) thereafter, among all other holders of the securities of the Company, if any, that have the right and have elected to participate in such underwritten offering, in proportion (as nearly as practicable) to the amount of shares of the securities of the Company owned by such holders.
(d) Piggyback Registration.
(i) If the Company shall determine to register any of its securities either (A) for its own account, or (B) for the account of other holders of securities of the Company (other than (I) a Registration relating solely to employee or director benefit or distribution reinvestment plans, (II) a Registration relating solely to a Rule 145 transaction under the Act, (III) a Registration on any Registration form which may not be used for the registration or qualification for distribution of Registrable Securities or does not include substantially the same information as would be required to be included in a Registration Statement, (IV) any offerings to be conducted pursuant to block trades with a broker-dealer, or (V) any at-the-market offerings), the Company will, subject to the conditions set forth in this Section 2(d):
A. promptly give to each of the Stockholders a written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and
B. subject to Section 2(d)(ii) below and any transfer restrictions to which any Stockholder may be subject, include in such Registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all of the Registrable Securities specified in a written request or requests, made by the Stockholders. Such written request may specify less than all of the Stockholders’ Registrable Securities and shall be received by the Company within ten (10) days after written notice from the Company is given under Section 2(d)(i)(A) above.
(ii) Underwriting. If the Registration of which the Company gives notice is for a Registered public offering involving an underwriting, the Company shall so advise each of the Stockholders as a part of the written notice given pursuant to Section 2(d)(i)(A) above. In such event, the right of each of the Stockholders to Registration pursuant to this Section 2(d) shall be conditioned upon such Stockholders’ participation in such underwriting and the inclusion of such Stockholders’ Registrable Securities in the underwriting to the extent provided herein. The Stockholders whose Registrable Securities are to be included in such Registration shall (together with the Company and any other Person distributing their securities through such underwriting) enter into an underwriting agreement in customary form for secondary public offerings with the managing underwriter or underwriters selected for underwriting by the Company (or if the Registration was initiated by a Stockholder pursuant to Section 2(c), such underwriters selected by the initiating Stockholder(s) in accordance with Section 2(c)); provided, however, that no Stockholder shall be required to make any representations, warranties or indemnities except as they relate to such Stockholder’s ownership of shares, authority to enter into the underwriting agreement or information furnished by such Stockholder expressly for use in the Registration Statement or Prospectus, and such underwriting agreement shall not provide for indemnification or contribution obligations on the part of any Stockholder greater in amount than the amount of the net proceeds (after giving effect to any underwriters discounts and commissions) received by such Stockholder upon the sale of the Registrable Securities giving rise to such indemnification or contribution obligation; and provided, further, that the terms of any lockup provisions included in such underwriting agreement shall be subject to the following limitations, unless otherwise agreed to between the Company and the co-lead managing underwriter(s): (i) the term of any restrictions on sales or distributions shall be no greater than five (5) days prior to, and sixty (60) days after, the date of the final Prospectus filed in connection with such Underwritten Offering, or in each case such lesser period as may be agreed between the parties and the co-lead managing underwriters; (ii) any restrictions on the Company’s ability to file registration statements with the SEC shall not apply to the filing and effectiveness of any amendments to the Company’s existing resale registration statements or the addition of any subsidiary guarantor registrants thereto, as applicable, any shelf registration statements relating to existing employee or director compensation-related plans or distribution reinvestment plans, or a new universal shelf registration statement, provided that the securities registered under such new universal shelf registration statement shall remain subject to the lockup provisions; (iii) any restrictions on the Company’s ability to sell or distribute securities shall not apply to (A) the grant by the Company in the ordinary course of business of any securities in connection with employee or director compensation or pursuant to the Company’s Employee and Director Stock Purchase Plan, Distribution Reinvestment and Stock Purchase Plan, or any similar or successor plan, or (B) the issuance of Common Stock upon exercise or conversion of securities outstanding on the date of the applicable underwriting agreement; (iv) any restrictions on the ability of Affiliates of the Company to enter into transactions relating to the Company’s securities shall not apply to (A) transfers by gift, will or intestacy so long as the transferee delivers a similar lock-up, (B) transfers or sales pursuant to contracts, instructions or plans to transfer Common Stock pursuant to Rule 10b5-1 existing on the date of the applicable underwriting agreement, or the amendment or replacement of any such contract, instruction or plan so long as the number of shares of Common Stock subject thereto is not increased, and the exercise of options in connection therewith, and (C) the withholding of securities to pay taxes upon the vesting of certain equity awards granted by the Company; and (v) none of the Company or the Company’s Affiliates shall be subject to any lockup provisions in connection with any offering of fewer than 4,252,201 Registrable Securities, subject to Anti-Dilution Adjustments. Notwithstanding any other provision of this Section 2(d), if any Registration in respect of which any Stockholder is exercising its rights under this Section 2(d) involves an underwritten offering initiated by the Company and the joint lead bookrunner(s) advise the Company that in their view, acting reasonably, marketing factors require a limitation on the number of securities to be underwritten at the contemplated pricing, then there shall be included in such underwritten offering the number or dollar amount of securities of the Company that in the opinion of such joint lead bookrunner(s) can be sold without adversely affecting such offering, and such number of securities of the Company shall be allocated for inclusion as follows: (A) first, all securities of the Company being sold by the Company for its own account or by any Person (other than a Stockholder) exercising a contractual right to demand registration; (B) second, all Registrable Securities requested to be included by the Stockholders and securities of the Company being sold by any Person (other than a Stockholder) with similar piggyback registration rights, pro rata, based on the number of shares requested to be included in such Registration by such Stockholders and such Person; and (C) third, among any other holders of securities of the Company requesting such Registration, pro rata, based on the number of securities requested to be included in such Registration by each such holder. If any of the Stockholders disapproves of the terms of any such underwriting, he, she or it may elect to withdraw therefrom by providing written notice to the Company, the other Stockholders and the managing underwriter at least two (2) Business Days prior to the effective date of such Registration. Any Registrable Securities or other securities excluded or withdrawn from such underwriting shall be withdrawn from such Registration.
(iii) In the case of an offering initiated by the Company as a primary offering on behalf of the Company, nothing contained herein shall prohibit the Company from determining, at any time, not to file a registration statement or, if filed, to withdraw such registration or terminate or abandon the offering related thereto, without prejudice, however, to the rights of the Stockholders to request a registration pursuant to Section 2(b) hereof.
(e) Limitations.
(i) The Stockholder Representative, if any, or the Principal Stockholders (if no Stockholder Representative has been designated) (A) may request a maximum of three (3) Underwritten Offerings (including, for the avoidance of doubt, any Shelf Offerings which are underwritten offerings, and excluding any offering that is not completed, provided that the Stockholders have reimbursed the Company for all reasonable and documented out-of-pocket fees and expenses incurred by the Company in connection with any such offering which is not completed due to actions or elections of the Stockholders) and two (2) other Demand Registrations that are not Underwritten Offerings (including, for the avoidance of doubt, any Shelf Offerings which are underwritten offerings, and excluding any offering that is not completed, provided that the Stockholders have reimbursed the Company for all reasonable and documented out-of-pocket fees and expenses incurred by the Company in connection with any such Registration which is not completed due to actions or elections of the Stockholders); (B) may collectively request and complete a maximum of one (1) Demand Registration, Underwritten Offering or Shelf Offering in any six (6) month period (provided that the Stockholders have reimbursed the Company for all reasonable and documented out-of-pocket fees and expenses incurred by the Company in connection with any Registration during such period which is not completed due to actions or elections of the Stockholders); (C) may not request a Demand Registration unless the Registrable

Securities to be included in such Demand Registration have estimated gross proceeds of no less than $100 million; and (D) may request Underwritten Offerings (including, for the avoidance of doubt, any Shelf Offerings which are underwritten offerings) subject to the following: (I) with respect to the initial Underwritten Offering, the number of Registrable Securities to be included in such Underwritten Offering is equal to no less than 10,630,501, subject to the Anti-Dilution Adjustments, plus a customary overallotment option, and such Underwritten Offering is to be conducted either as a fully marketed underwritten offering or pursuant to a block trade with a broker-dealer, and (II) Underwritten Offerings that follow a completed offering referenced in clause (I) shall either (1) be conducted as a fully marketed underwritten offering and the number of Registrable Securities to be included in such Underwritten Offering is equal to no less than 6,378,301, subject to the Anti-Dilution Adjustments, plus a customary overallotment option, or (2) shall be conducted as a block trade with a broker-dealer and the number of Registrable Securities to be included in such Underwritten Offering is equal to no less than the lesser of (i) the number of Registrable Securities held by the Stockholders on the date of such request and (ii) 4,252,200, subject to the Anti-Dilution Adjustments. In connection with any “fully underwritten marketed offering,” the Company’s management shall participate in any road show or marketing effort as reasonably requested by the co-lead managing underwriters for such offering.
(ii) Notwithstanding anything to the contrary in this Section 2, if in the good faith judgment of the Chief Executive Officer or Chief Financial Officer of the Company it would be detrimental to the Company and its stockholders not to defer the filing, or suspend the use by the Stockholders, of a Registration Statement by reason of: (A) a material pending financing, acquisition, disposition, corporate reorganization, merger, public offering of securities, or other material transaction involving or being contemplated by the Company, or other similarly material events then concerning the Company; (B) the Company being in possession of material non-public information not otherwise then required by law to be publicly disclosed that it deems advisable not to disclose in such Registration Statement, or (C) a requirement to include pro forma or other information, which requirement the Company is reasonably unable to comply with at such time, or to undertake initial or continuing disclosure obligations not in the best interests of the Company’s shareholders, the Company shall have the right to defer the filing, or suspend the use by the Stockholders, of such Registration Statement (each, a “Suspension Period”); provided, however, that (x) the Company may not declare a Suspension Period more than three (3) times in any twelve (12) month period, (y) after the first anniversary of Closing, the aggregate of all Suspension Periods shall not exceed sixty (60) days in any ninety (90) day period, and (z) that the aggregate of all Suspension Periods may not exceed one hundred and twenty (120) days in any twelve (12) month period; provided, further, that the Company shall at all times in good faith use its commercially reasonable efforts to cause any Suspension Period to be terminated as soon as possible, including, if necessary, by Registration Statement required by this Agreement to be filed or restored as soon as possible thereafter; provided, further, that the Company shall in good faith use its commercially reasonable efforts not to declare a Suspension Period prior to the sixty (60) day anniversary of the effectiveness of the Shelf Registration Statement or, if earlier, the completion of the initial Underwritten Offering; and provided, further, that such right pursuant to this Section 2(e) shall be exercisable by the Company only if the Company is concurrently exercising all similar black-out rights against holders of similar securities that have registration rights, if any, to the extent permitted by the terms of such registration rights. Each Stockholder agrees that upon receipt of a notice from the Company of (A) any of the events described in Section 3(c)(iii), Section 3(c)(v), Section 3(c)(vi) or Section 3(c)(vii) or (B) of the commencement of a Suspension Period described in Section 3(c)(iv), each Stockholder shall discontinue disposition of Registrable Securities pursuant to the affected Registration Statement until receipt of copies of a supplemented or amended Prospectus contemplated by Section 3(c)(j), or until otherwise notified by the Company, and, if so directed by the Company, each Stockholder shall deliver to the Company (at the Company’s expense) all copies (including any and all drafts) then in their possession, of the Prospectus covering Registrable Securities at the time of receipt of such notice. If the Company shall give such notice pursuant to this Section 2(e)(ii), the Company shall extend the period during which such Registration Statement shall be maintained effective by the number of days during the period from and including the date of the giving of such notice until the date on which such Stockholder shall have received copies of such supplemented or amended Prospectus or shall have otherwise been notified by the Company that dispositions of Registrable Securities pursuant to the applicable Registration Statement may be resumed.
3. Registration Procedures. In connection with each Registration contemplated by Section 2, the following provisions shall apply:
(a) The Company shall: (i) furnish to each of the selling Stockholders prior to the filing thereof with the SEC a copy of each Registration Statement, and each material amendment thereof, and a copy of any Prospectus, and each material amendment or supplement thereto (excluding amendments caused or deemed to occur by the filing of a report under the Exchange Act), and shall reasonably cooperate with the selling Stockholders to reflect in each such document so furnished, when so filed with the SEC, such comments as the selling Stockholders may reasonably and timely propose, (ii) cause its officers and directors, counsel and independent certified public accountants to respond to such inquiries of the selling Stockholders as shall be necessary, in the reasonable opinion of respective counsel, to conduct a reasonable investigation within the meaning of the Act, and (iii) identify the selling Stockholders as selling shareholders therein and describe the methods of distribution they specify from time to time for their Registrable Securities as necessary to permit such distribution by the methods they so specify.
(b) Subject to Section 2(e), the Company shall use commercially reasonable efforts to ensure that: (i) each Registration Statement and any amendment thereto and any Prospectus forming a part thereof and any amendment or supplement thereto comply in all material respects with the Act and the rules and regulations thereunder, (ii) each Registration Statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading and (iii) any Prospectus forming a part of such Registration Statement, and any amendment or supplement to such Prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading; provided that the Company makes no representation with respect to information about the Stockholders required to be included in a Registration Statement or Prospectus pursuant to the Act or the rules and regulations thereunder and which information is included therein or omitted therefrom in reliance upon and in conformity with information furnished to the Company by or on the behalf of the Stockholders.

(c) The Company, as promptly as reasonably practicable after becoming aware thereof, shall advise the Stockholders and, if requested by the Stockholders, confirm such advice in writing:
(i) when any Registration Statement and any amendment thereto has been filed with the SEC and when any Registration Statement or any post-effective amendment thereto has become effective;
(ii) of any written request by the SEC or any other federal or state governmental authority for any amendment or supplement to any Registration Statement or Prospectus or additional information related thereto (in which case the Company shall deliver to each Stockholder a copy of such request and of all written responses thereto);
(iii) of the determination by the Company that a post-effective amendment to a Registration Statement would be appropriate;
(iv) of the commencement or termination of any Suspension Period;
(v) of the receipt by the Company of written notice of (A) any stop order issued by the SEC suspending the effectiveness of a Registration Statement or (B) the initiation of any proceedings by or with the SEC for that purpose;
(vi) of the receipt by the Company of any written notification of (A) the suspension of the qualification of the Registrable Securities included in a Registration Statement for sale in any jurisdiction or (B) the initiation of any proceeding for such purpose; and
(vii) of the happening of any event that requires the making of any changes in any Registration Statement or a Prospectus so that, as of such date, such Registration Statement or such Prospectus, as the case may be, does not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.
(d) The Company shall use commercially reasonable efforts to obtain the withdrawal of any order issued by the SEC suspending the effectiveness of the Shelf Registration Statement or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for offer or sale in any jurisdiction at the earliest possible time.
(e) The Company shall promptly furnish to each of the Stockholders, without charge, at least one copy of each Registration Statement and any post-effective amendment thereto, including all exhibits (including those incorporated by reference), financial statements and schedules included therein.

(f) The Company shall, promptly deliver to the Stockholders as many printed copies of the Prospectus (including each preliminary Prospectus) included in any Registration Statement (excluding documents incorporated by reference), and any amendment or supplement thereto, including as necessary to effect an offering and sale pursuant to a Shelf Offering, as the Stockholders may reasonably request; and, except as provided in Section 2(e) hereof, the Company consents to the use of the Prospectus or any amendment or supplement thereto by the Stockholders in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto in accordance with the methods of distribution set forth therein.
(g) Prior to any offering of Registrable Securities pursuant to a Registration Statement, the Company shall register or qualify or cooperate with the selling Stockholders and their counsel in connection with the Registration or qualification (or exemption from such Registration or qualification) of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions within the United States as any Stockholder requests in writing, to keep each such Registration or qualification (or exemption therefrom) effective until the offering is completed (but, in no event longer than ninety (90) days from commencement of the offering pursuant to a Demand Registration or the date of the related prospectus supplement for any Shelf Offering), and to do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by such Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to taxation or general service of process in any such jurisdiction where it is not then so subject.
(h) The Company shall cooperate with the selling Stockholders to facilitate the timely preparation and delivery (under normal way settlement procedures) of certificates representing Registrable Securities transferred pursuant to any Registration Statement free of any restrictive legends and registered in such names as the selling Stockholders may request a reasonable time prior to settlement of sales of Registrable Securities pursuant to such Registration Statement; provided that the Company may satisfy its obligations hereunder without issuing physical stock certificates through the use of The Depository Trust Company’s Direct Registration System.
(i) The Company shall use its commercially reasonable efforts to cause the Registrable Securities to be listed on the New York Stock Exchange (the “NYSE”), and any other exchange on which the Company’s Common Stock is then listed for trading, not later than the date on which the Registration Statement covering such Registrable Securities becomes effective. The Company shall promptly notify the Stockholders of, and confirm in writing, the delisting of the Common Stock by the NYSE or other exchange, as applicable.
(j) Upon the occurrence of any event described in Section 3(c)(vii) hereof, the Company shall promptly prepare and file with the SEC a post-effective amendment to each effective Registration Statement or an amendment or supplement to the related Prospectus or any document incorporated therein by reference or file a document which is incorporated or deemed to be incorporated by reference in such Registration Statement or Prospectus, as the case may be, so that, as thereafter delivered to purchasers of the Registrable Securities included therein, such Registration Statement and Prospectus, in each case as then amended or supplemented, will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading and, in the case of a post-effective amendment, use its commercially reasonable efforts to cause it to become effective as promptly as practicable; provided that the Company’s obligations under this paragraph (j) shall be suspended during any Suspension Period, it being understood that the Company’s obligations under this Section 3(j) shall be automatically reinstated upon the expiration of such Suspension Period.

(k) The Company shall cooperate as reasonably requested with any due diligence investigation undertaken by the Stockholders in connection with the sale of Registrable Securities pursuant to a Registration Statement, including without limitation by making available, after reasonable advance notice, during business hours at the offices where such information is normally kept, any documents and information reasonably requested of the type which would be included in a reasonable and customary due diligence review in connection with an offering of securities.
(l) In the event of any Underwritten Offering of Registrable Securities, the Company shall: (i) enter into and perform its obligations under an underwriting agreement and such other customary agreements, in usual and customary form (including without limitation, by providing customary legal opinions, comfort letters, lockups and indemnification and contribution obligations), with the managing underwriter(s) of such offering; provided, that the terms of any lockup provisions included in such underwriting agreement shall be subject to the following limitations, unless otherwise agreed to between the Company and the co-lead managing underwriter(s): (A) the term of any restrictions on sales or distributions shall be no greater than five (5) days prior to, and sixty (60) days after, the date of the final Prospectus filed in connection with such Underwritten Offering, or in each case such lesser period as may be agreed between the parties and the co-lead managing underwriters; (B) any restrictions on the Company’s ability to file registration statements with the SEC shall not apply to the filing and effectiveness of any amendments to the Company’s existing resale registration statements or the addition of any subsidiary guarantor registrants thereto, as applicable, any shelf registration statements relating to existing employee or director compensation-related plans or distribution reinvestment plans, or a new universal shelf registration statement, provided that the securities registered under such new universal shelf registration statement shall remain subject to the lockup provisions; (C) any restrictions on the Company’s ability to sell or distribute securities shall not apply to (I) the grant by the Company in the ordinary course of business of any securities in connection with employee or director compensation or pursuant to the Company’s Employee and Director Stock Purchase Plan, Distribution Reinvestment and Stock Purchase Plan, or any similar or successor plan, or (II) the issuance of Common Stock upon exercise or conversion of securities outstanding on the date of the applicable underwriting agreement or issued following the date of the applicable underwriting agreement not in violation of the lockup provisions; (D) any restrictions on the ability of Affiliates of the Company to enter into transactions relating to the Company securities shall not apply to (I) transfers by gift, will or intestacy so long as the transferee delivers a similar lock-up, (II) transfers or sales pursuant to contracts, instructions or plans to transfer Common Stock pursuant to Rule 10b5-1 existing on the date of the applicable underwriting agreement, or the amendment or replacement of any such contract, instruction or plan so long as the number of shares of Common Stock subject thereto is not increased, and the exercise of options in connection therewith, and (III) the withholding of securities to pay taxes upon the vesting of certain equity awards granted by the Company; and (E) none of the Company nor the Company’s Affiliates shall be subject to any lockup provisions in connection with any offering of fewer than 4,252,200 Registrable Securities, subject to Anti-Dilution Adjustments, (ii), make reasonably available the senior executives of the Company to participate in any customary “road show” presentations that may be reasonably requested by such managing underwriter(s) in any such Underwritten Offering and otherwise facilitate, cooperate with and participate in each proposed offering contemplated herein and customary selling efforts related thereto, and (iii) take such other actions as the Stockholders or such managing underwriter may reasonably request in order to expedite or facilitate the Registration and disposition of such Registrable Securities.

(m) The Company shall use its commercially reasonable efforts to take such actions as are under its control to become or remain a well-known seasoned issuer (as such term is defined in Rule 405 of the Act) and not become an ineligible issuer (as such term is defined in Rule 405 under the Act) during the period when a Registration Statement remains in effect.
(n) The Company shall comply in all material respects with all applicable rules and regulations of the SEC and the NYSE.
(o) The Company shall cooperate with each of the Stockholders and the managing underwriter, if any, of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA.
(p) The Company shall use its commercially reasonable efforts to procure the cooperation of the Company’s transfer agent in settling any offering or sale of Registrable Securities, including with respect to the transfer of physical security instruments into book-entry form in accordance with any procedures reasonable requested by the Stockholders or the managing underwriter of an offering of Registrable Securities.
(q) In the event of a public sale of the Company’s equity securities by the Company in an underwritten offering, whether or not the Stockholders participate therein, the Stockholders hereby agree not to effect any sale or distribution (including any offer to sell, contract to sell, short sale, or any option to purchase) of any securities (except, in each case, as part of such underwritten offering, if permitted thereunder) that are the same or similar to those being offered in connection with such public sale, or any securities convertible into or exchangeable for such securities, during the period beginning five (5) days before, and ending sixty (60) days (or such lesser period as may be permitted by the Company or such managing underwriter or underwriters) after, the effective date of the Registration Statement filed in connection with such underwritten offering, to the extent timely notified in writing by the Company or the managing underwriter or underwriters. The Stockholders also agree to execute an agreement evidencing the restrictions in this Section 3(q) in customary form, which form is satisfactory to the Company and the underwriters. The Company may impose stop-transfer instructions with respect to the securities subject to the foregoing restrictions until the end of the required period.
(r) As a condition precedent to the filing of any Registration Statement hereunder, the Company may require each Stockholder as to which any registration is being effected to furnish to the Company such information regarding the distribution of such Registrable Securities and such other information relating to such Stockholder, its ownership of Registrable Securities and other matters as the Company may from time to time reasonably request in writing. Each Stockholder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.

4. Registration Expenses. All fees and expenses incident to the performance of or compliance with this Agreement by the Company shall be borne by the Company whether or not any Registrable Securities are sold pursuant to a Registration Statement, other than any underwriting fees, discounts, commissions and related expenses attributable to the sale of Registrable Securities (including the fees and expenses of any underwriters and such underwriters’ counsel). The fees and expenses to be borne by the Company referred in the foregoing sentence shall include, without limitation, (a) all registration and filing fees (including, without limitation, fees and expenses in connection with compliance with applicable state securities or blue sky laws (including, without limitation, fees and disbursements of counsel for the Company in connection with blue sky qualifications or exemptions of the Registrable Securities and determination of the eligibility of the Registrable Securities for investment under the laws of such jurisdictions as requested by the Stockholders)), (b) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities and of printing such number of Prospectuses as may be reasonably requested by the Stockholders), (c) messenger, telephone and delivery expenses, (d) fees and disbursements of counsel for the Company and with respect to the Stockholders, reasonable fees and expenses of one counsel to the Stockholders (selected by a majority in interest of the Stockholders participating in such Registration Statement or Underwritten Offering, as the case may be), and (e) fees and expenses of all other persons retained by the Company in connection with the consummation of the transactions contemplated by this Agreement.
5. Indemnification and Contribution.
(a) The Company agrees to indemnify and hold harmless: (i) each of the Stockholders, (ii) the directors and officers of each of the Stockholders and of their Affiliates and (iii) each person who controls (within the meaning of either the Act or the Exchange Act) a Stockholder or an Affiliate thereof from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, (B) any violation by the Company of the Act or Exchange Act applicable to the Company and relating to any action by the Company or omission of action required to be taken by the Company in connection with any Registration, or (C) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of Stockholder or any such controlling person specifically for inclusion therein. The indemnity provided under this Section 5(a) shall be in addition to any liability which the Company may otherwise have pursuant to applicable law.

(b) Each of the Stockholders agrees (severally and not jointly) to indemnify and hold harmless: (i) the Company, (ii) each of its directors and officers and (iii) each person who controls the Company within the meaning of either the Act or the Exchange Act from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in a Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company by or on behalf of such Stockholder specifically for inclusion therein; provided, however, that in no event shall the liability (including, but not limited to, any liability for contribution pursuant to Section 5(d)) of any selling Stockholder hereunder be greater in amount than the amount of the net proceeds (after giving effect to any underwriters discounts and commissions) received by such Stockholder upon the sale of the Registrable Securities giving rise to such indemnification obligation.
(c) Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 5, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party will not relieve it from liability under paragraph (a) or (b) above unless and to the extent that the indemnifying party has been actually prejudiced by such failure. The indemnifying party shall be entitled to appoint counsel of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ one separate counsel (and appropriate local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be a conflict of interest between such indemnified party and the indemnifying party; (iii) the indemnifying party shall not have employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party in writing to employ separate counsel at the expense of the indemnifying party. Neither an indemnifying party nor an indemnified party will, without the prior written consent of the other parties, which consent shall not be unreasonably withheld or delayed, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not such other parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of such other parties from all liability arising out of such claim, action, suit or proceeding and does not include any statement as to, or any admission of, fault, culpability or failure to act by such other parties. All reasonable out-of-pocket fees and expenses of the indemnified party (including reasonable out-of-pocket fees and expenses to the extent incurred in connection with investigating or preparing to defend such proceeding in a manner not inconsistent with this Section 5) shall be paid to the indemnified party, as incurred, within ten (10) Business Days of written notice thereof to the indemnifying party (regardless of whether it may be ultimately determined that an indemnified party is not entitled to indemnification hereunder); provided, however that the indemnifying party may require such indemnified party to undertake to reimburse all such fees and expenses in such case.
(d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 5 is unavailable to or insufficient to hold harmless an indemnified party for any reason, then each applicable indemnifying party shall have an obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending the same) (collectively, “Losses”), as incurred, to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable consideration. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to whether any untrue statement or omission or alleged untrue statement or omission relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 5(d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 5, each person who controls any such indemnified party within the meaning of either the Act or the Exchange Act and each director and officer of such indemnified party shall have the same rights to contribution as such indemnified party. Notwithstanding anything to the contrary herein, any liability of any Stockholder arising pursuant to this Section 5(d) shall be subject to the limitation on liability under Section 5(b).

(e) The provisions of this Section 5 shall remain in full force and effect, regardless of any investigation made by or on behalf of any Stockholder or the Company or any officers, directors or controlling persons referred to in this Section 5 and will survive the sale by any of the Stockholders of its Registrable Securities covered by a Registration Statement.
6. Miscellaneous.
(a) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the written consent of the Company and the Stockholder Representative, if any, or each of the Principal Stockholders (if no Stockholder Representative has been designated), has been obtained.
(b) Notices. All notices and other communications required or permitted hereunder shall be made in writing in accordance with Section 8(g) of the Merger Agreement; provided that the notice address for Prometheus shall be c/o Lazard Frères 30 Rockefeller Plaza, 50th Floor, New York, New York 10020; and provided further that all notices required to be given by the Company to any or all Stockholders shall be deemed duly given to all Stockholders at such time as it is duly given to the Principal Stockholders.
(c) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the Stockholders and the Company. The Company may not assign its rights or obligations hereunder without the prior written consent of each Stockholder then holding Registrable Securities, other than in connection with a sale or acquisition of the Company, whether by merger, consolidation, sale of all or substantially all of the Company’s assets, or a similar transaction. A Stockholder may assign its rights and obligations in whole or in part hereunder from time to time only to (i) (A) another Stockholder, (B) an entity that is controlled, directly or indirectly, by Lazard Alternative Investments LLC or a successor to all or substantially all of its business or a fund managed by a controlled Affiliate of Lazard Alternative Investments LLC, (C) Management Holdco and its direct and indirect subsidiaries, (D) any of the direct or indirect members, partners or other equity holders of any Stockholder or (ii) another entity with the prior written consent of the Company, provided that in each case (x) the transferee agrees in writing to be bound by the provisions of this Agreement, a copy of which written agreement shall be furnished to the Company, and (y) after giving effect to such transfer, such transferee is a holder of Registrable Securities. Any purported assignment by any party hereto other than as set forth in this Section 6(c) shall be null and void. No Person other than the parties hereto and their successors and permitted assigns is intended to be a beneficiary of this Agreement.
(d) Counterparts. This Agreement may be executed in any number of counterparts (including counterparts delivered and executed by facsimile, which shall be as effective as counterparts delivered and executed manually) and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
(e) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(f) GOVERNING LAW; JURISDICTION.
(i) THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REFERENCE AS TO RULES AS TO CONFLICTS OF LAW.
(ii) ANY PROCEEDING SEEKING TO ENFORCE ANY PROVISION OF, OR BASED ON ANY RIGHT ARISING OUT OF, THIS AGREEMENT SHALL BE BROUGHT AGAINST ANY OF THE PARTIES HERETO ONLY IN THE COURTS OF THE STATE OF NEW YORK, COUNTY OF NEW YORK, OR, IF IT HAS OR CAN ACQUIRE JURISDICTION, IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND EACH OF THE PARTIES HERETO CONSENTS TO THE JURISDICTION OF SUCH COURTS (AND OF THE APPROPRIATE APPELLATE COURTS) IN ANY SUCH ACTION OR PROCEEDING AND WAIVES ANY OBJECTION TO VENUE LAID THEREIN. ANY AND ALL SERVICE OF PROCESS AND ANY OTHER NOTICE IN ANY SUCH PROCEEDING SHALL BE EFFECTIVE AGAINST ANY PARTY HERETO IF GIVEN AS PROVIDED IN SECTION 6(B) HEREOF. NOTHING HEREIN CONTAINED SHALL BE DEEMED TO AFFECT THE RIGHT OF ANY PARTY TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
(g) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.
(h) Remedy. The parties hereto acknowledge that the obligations undertaken by them hereunder are unique and that there would be no adequate remedy at law if any party fails to perform any of its obligations hereunder, and accordingly agree that each party, in addition to any other remedy to which it may be entitled at law or in equity, shall be entitled to seek: (i) specific performance of the obligations, covenants and agreements of any other party under this Agreement in accordance with the terms and conditions of this Agreement and (ii) preliminary injunctive relief to secure specific performance and to prevent a breach or contemplated breach of this Agreement.
(i) [Reserved].
(j) No Inconsistent Agreements. Neither the Company nor any of its subsidiaries has entered, as of the date hereof, nor shall the Company or any of its subsidiaries enter, on or after the date of this Agreement, into any agreement with respect to its securities that would have the effect of materially impairing the rights granted to the Stockholders in this Agreement or otherwise conflicts with the provisions hereof.
[Signature page follows]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.

VENTAS, INC., a Delaware corporation
By:	/s/ T. Richard Riney
	Name:	T. Richard Riney
	Title:	Executive Vice President, Chief Administrative Officer and General Counsel

PROMETHEUS SENIOR QUARTERS LLC, a Delaware limited liability company

By:	LF Strategic Realty Investors II L.P.,
LFSRI II Alternative Partnership L.P.
and LFSRI II-CADIM Alternative Partnership L.P., its Managing Members

By:	Lazard Frères Real Estate Investors L.L.C.,
their General Partner

By:	/s/ Matthew J. Lustig
	Name:	Matthew J. Lustig
	Title:	Managing Principal

LAZARD SENIOR HOUSING PARTNERSHIP LP, a Delaware limited partnership

By:	Lazard Senior Housing Partners GP LLC, its General Partner

By:	/s/ Matthew J. Lustig
	Name:	Matthew J. Lustig
	Title:	Managing Principal and Chief Executive Officer

[Signature Page of Registration Rights Agreement]

LSHP COINVESTMENT PARTNERSHIP I LP, a Delaware limited partnership
By:	LSHP Coinvestment I GP LLC,
its General Partner

By:	/s/ Matthew J. Lustig
	Name:	Matthew J. Lustig
	Title:	Managing Principal and Chief Executive Officer

[Signature Page of Registration Rights Agreement]